EXHIBIT 10.14

APPLICATION AND AGREEMENT FOR
IRREVOCABLE STANDBY LETTER OF CREDIT                           99-33-2441 (3/00)
================================================================================

TO:  Compass Bank 204 W. 19th Street ("Issuer")             Date 2/1//04 _______
     Houston, Texas 77008

Please issue an Irrevocable Standby Letter of Credit as set forth below and forward same to your correspondent for delivery to the Beneficiary, or, at your option, forward same directly to the Beneficiary by:

[X]  Courier               [_]  Full Telex/S.W.I.F.T.
                           (no written confirmation to follow)

[_]  Deliver to Relationship Manager

[_]  Other (specify in detail)
                              --------------------------------------------------

------------------------------------------------------------
Advising Bank (Name and Address)
(For Issuer's use only unless Applicant designates advising bank)





------------------------------------------------------------
For account of Applicant(s) (Name and Address)
Viper Motorcycle Company
5733 International Parkway
New Hope, MN  55428



Phone:  (763) 732-0778
------------------------------------------------------------
To Beneficiary (Name and Address)
GE Commercial Distribution Finance Corporation
655 Maryville Centre Drive
St. Louis, Missouri  63141







------------------------------------------------------------
Amount (Figures) $100,000.00
(In Words)  One hundred thousand and NO/100 dollars




 About  + / -               %
              -------------
Expiry Date:  one year from issue date
at the office of Compass Bank, 204 W. 19th Street,
Houston, TX 77008
------------------------------------------------------------

Available against Beneficiary's draft(s) at sight drawn on issuer and accompanied by the following documents:

[_]  Original of Beneficiary's manually signed statement stating that:
                                                                      --------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
  [_]  Other:                   See Attached
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Complete only when the Beneficiary's bank or correspondent is to issue its guarantee or undertaking based on the issued Standby Letter of Credit)

[_] Request Beneficiary's bank to issue and deliver their _______________ (specify type of bid or performance bond, guarantee, undertaking, or other)

                In favor of
          (Name/Attention):  o _______________________________________________
          (Address/Street):  o _______________________________________________
            (Address/City):  o _______________________________________________
                 (Country):  o _______________________________________________
           (Telephone/Fax):  o _______________________________________________

For an amount not exceeding that specified above, effective immediately and expiring at their office on __________________________________________________
                               (at least 30 days prior to Expiry Date above)

covering __________________________________________________________.
        (specify bid, contract or guarantee, etc. reference number)
--------------------------------------------------------------------------------
 Partial drawings permitted?   [X] Yes   [_] No

 If drawings are allowed in installments within periods and no drawing is made for an installment within the applicable period, the letter of Credit [_] is [X] is not available for subsequent installments.

 All banking charges other than the Issuer's are for
 [_] Beneficiary [X] Applicant.
--------------------------------------------------------------------------------

 We hereby certify that transactions covered by this Application are not prohibited under the Foreign Assets Control Regulations of the United States Treasury Department or the Department of Commerce, Export Administration Regulations and that any transaction covered by this application conforms in every respect with all existing United States government and other applicable regulations.

 We hereby authorize you to issue this Letter of Credit with such variations from the above terms as you may, in your discretion, determine are necessary and are not materially inconsistent with this Application. By signing at the place provided on the last page of the Application and Agreement, the Applicant agrees to the terms and conditions set forth in the Agreement on the reverse side of this application and the following pages.

The undersigned ("Applicant") agrees with Compass Bank (Issuer") that In consideration of the issuance of each irrevocable standby letter of credit (each such letter of credit a "Credit") at the request of Applicant, the following terms and conditions will govern each such Credit, unless they are expressly changed in any Credit or the Application for any Credit (the "Application"), as approved by Issuer, and, with regard to the provisions of Section 6 and 7 herein, regardless of whether such Credit or the Application provide otherwise.

1. REIMBURSEMENTS. Applicant agrees to reimburse Issuer for any payment Issuer makes (i) against a presentation that appears to comply with the terms and conditions of the Credit, or (ii) with Applicant's authorization to pay or waiver of noncompliance. Reimbursement is due the banking day before Issuer's payment or honor is due, except that if the Credit provides for sight payment, the due date for reimbursement is the day on which Issuer pays. If a Credit provides for presentation of drafts in a currency other than U.S. dollars. Applicant shall, at Issuer's sole option. make payments to Issuer with respect to such drafts either (a) in such other currency at such place as Issuer may direct, or (b) in U.S. dollars at the rate of exchange determined by the issuer to be the rate in effect in Houston, Texas at the time of payment of the draft or, if the issuer determines that there is no such rate of exchange. Applicant shall pay Issuer an amount sufficient, in the sole judgment of Issuer, to meet Issuer's obligations hereunder.

2.     FEES AND INTEREST. Applicant agrees to pay Issuer:

(a) On demand. Issuers then customary commissions and lees and all costs and expenses, including reasonable attorneys fees, paid or incurred by issuer in connection with the administration or enforcement of this Agreement or any Credit, and any adviser. confirmer or other nominated persons fees and costs that are chargeable to or paid by Issuer;

(b) Interest on all sums advanced by Issuer until reimbursement by Applicant at the per annum rate equal to the lesser of (i) eighteen percent (18%) or (ii) the Prime Rate on the data of advance by the Issuer, provided that such rate of interest shall not exceed the maximum rate of interest which may be charged under applicable law. The "Prime Rate" shall mean the rate of interest announced by Compass Bank from time to time as its prime rate (which rate may or may not be the lowest interest rate charged by issuer), to be computed for actual days unpaid; and

(c)    In  the  event  any  change  in  any  law  or   regulation,   or  in  any
       interpretation by court or administrative or governmental authority charged with the administration thereof shall either:

       (i) impose, modify or make applicable any reserve, special deposit. or similar requirement against letters of credit issued by the Issuer; or

       (ii) impose on Issuer any other condition regarding this Agreement or any Credit,

and as a result, increase the cost to Issuer of issuing or maintaining a Credit, then upon demand by Issuer, Applicant shall immediately pay to Issuer, such additional amounts as shall, in the judgment of Issuer, be sufficient to compensate Issuer for such increased cost. together with interest on each such amount from the date demanded until payment in full at the rate provided in subsection (b) above.

3.     PAYMENTS.

(a) Payments due from Applicant hereunder shall be made without withholding. deduction or set-off and shall be made free and clear of any taxes other than taxes directly imposed on Issuer. If the due date is not a banking day, Applicant may effect payment on the nest succeeding banking day with interest for the additional calendar day(s) elapsed.

(b) To effect any payment due hereunder, Applicant authorizes Issuer to debit any account that Applicant may have with Issuer or any direct or indirect subsidiary of Compass Bank.

(c) Rescission of any payment made to issuer shall revive the obligation paid.

(d) Issuer's records as to the dates and amounts of payments due and made are presumed correct and complete.

4. REPRESENTATIONS AND WARRANTIES. In order to induce Issuer to issue each Credit. Applicant represents and warrants to Issuer that:

       (i) Each financial statement of Applicant furnished to issuer was correct and complete and truly presented the financial condition of Applicant as at the date thereof and, since the date of the last such financial statement, there has been no malarial adverse change in the financial condition of Applicant.

       (ii) Each statement and fact provided by Applicant in each and every Application is correct and complete.

       (iii) Applicant has the power and is duly authorized to execute and deliver this Agreement and is and will be duly authorized to execute and deliver each Application for a Credit and each collateral document referred to herein or in any application for a Credit.

       (iv) This Agreement, each Application for a Credit and each document creating or granting a security interest in Collateral (as hereinafter defined), when executed and delivered, will constitute the valid and binding obligations of Applicant. enforceable in accordance with their terms, except as limited by bankruptcy. insolvency or similar laws of general application affecting The enforcement of creditors' rights generally and except to the extent that general principles of equity might affect the specific enforcement of this Agreement or such collateral documents.

       (v) There is no litigation or administrative proceeding pending or threatened against Applicant which might, if adversely determined, materially affect Applicant's ability to perform its obligations under this Agreement.

       (vi) No default exists, nor has any event. act or omission occurred which, with the giving of notice or the passage of time, would constitute a default under any instrument or agreement evidencing or securing any indebtedness or liability of Applicant to any person or entity.

       (vii) Applicant has no indebtedness for borrowed money, nor any obligation, contingent or otherwise, directly or indirectly guaranteeing or in any manner providing for the payment of the indebtedness of another, except those disclosed on the most recent financial statements of Applicant furnished to Issuer and except for endorsements for collection or deposit in the ordinary course of business.

       (viii) Applicant has good and marketable title to all of the Collateral (as hereinafter defined), subject to no lien, security interest, mortgage, encumbrance or charge of any k rid except as provided herein.

5. COVENANTS. Applicant agrees that so long as drawing is available under any Credit, and until Issuer has been reimbursed for all drafts honored by it under any Credit, Applicant will comply in a timely manner with:

(a) Its obligations hereunder and under all security agreements, mortgages or assignments securing the Obligations as defined in Section 11 herein; and,

(b)    The following covenants:

       (i) Applicant shall furnish to Issuer within 90 days after the end of each fiscal year of Applicant financial statements of Applicant for such year in reasonable detail and satisfactory in scope to Issuer and, if required by Issuer, either audited or certified by an independent certified public accountant satisfactory to Issuer.

       (ii) Applicant shall furnish to issuer within 45 days after the end of each of the first three quarters of each fiscal year of Applicant, financial statements of Applicant for the period from the beginning of the fiscal year to the and of such quarter, all in reasonable detail and satisfactory in scope to Issuer.

       (iii) Applicant shall furnish to issuer such financial information regarding Applicant as Issuer may from time to time reasonably request and shall permit representatives of Issuer to visit and inspect the properties and books and records of Applicant at any reasonable time and as often as may reasonably be desired.

       (iv) Applicant shall pay all lawful taxes, assessments and governmental charges upon it or against its properties prior to the date of which penalties attach, unless and to the extent only that the same shall be contested in good faith and by appropriate proceedings.

       (v) Applicant shall not sell, lease, transfer or otherwise dispose of all or a substantial part of its assets (other than sales made in the ordinary course of business).

       (vi) If Applicant is a corporation. Applicant shall maintain its corporate existence and not merge or consolidate with or into any other corporation, unless Applicant is the surviving corporation.

       (vii) If Applicant is a limited liability company, Applicant shall maintain its existence as a limited liability company and not merge or consolidate with or into any other limited liability company or corporation.

       (viii) If Applicant is a partnership, Applicant shall not liquidate. terminate or dissolve.

6.     RESPONSIBILITY OF ISSUER.

(a) Delivery to Issuer or any of its correspondents of any documents purporting to comply with the requirements of a Credit shall be sufficient evidence of the validity, genuineness aid sufficiency thereof and of the good faith and proper performance if drawers and users of the Credit, their agents and assignees, and Issuer and its correspondents may rely thereon without liability or responsibility with respect thereto, even if such documents should in fact prove to be in any or all respects invalid, Insufficient, fraudulent or forged.

(b) Issuer is expressly authorized and directed to honor any request for payment made under and in compliance with the terms of a Credit without regard to, and without any duty on issuers mart to inquire into, the existence of any disputes or controversies between Applicant, any beneficiary of any Credit or any other person, firm or corporation or the rights, duties or liabilities of any of them.

(c) Issuer is expressly authorized and directed to honor any electronic presentation it receives that conforms to the requirements of the Credit and to treat as valid, genuine and sufficient any property authenticated electronic record or electronic signature.

(d)    Issuer shall not be liable to Applicant or any third party or:

       (i) the use made of any Credit or for any act or omission of any beneficiary thereof,

       (ii)   any delay in giving or failing to give any notice,

       (iii)  any error, neglect or default of any of its correspondents,

       (iv) the validity, sufficiency or genuineness of any document assigning or purporting to assign the Credit or any benefits thereunder or any act in reliance thereon,

       (v) errors in translation or in the interpretation of any of the terms of a Credit, for

       (vi) errors, delays, misdeliveries or losses in the transmission of notices and communications by means of S.W.I.F.T., electronic mail, telex, twx, telecopy. telefax or computer generated telecommunications or other documents or items forwarded in connection with a Credit or any relevant draft.

(e) Any action taken or omitted by Issuer or its correspondents in connection with any Credit, any Instructions of Applicant or any drafts, documents or merchandise relative thereto shall, if in good faith, be conclusively deemed authorized by Applicant, whether expressly so or not.

(f) If any Credit shall have been requested by Applicant for the accommodation of a third party, any instruction, consent, approval and other action or inaction of such third party with respect to the Credit or transactions thereunder shall be deemed to be the act or omission of Applicant for all purposes hereof, and Issuer shall be entitled to rely thereon.

(g) Issuer and its correspondents are authorized to accept and receive as documents of insurance under a Credit or instructions of Applicant either insurance policies or certificates of Insurance.

7.     LIMITATION ON LIABILITY.  Specifically,  but without  limitation,  Issuer shall not be responsible to Applicant for, and Issuers rights and remedies against Applicant shell not be impaired by:

(a)    Action or inaction required or permitted under:

       (i) the Uniform Commercial Code in effect where and when the credit is issued or the International Standby Practices 98 ("ISP"), unless the ISP is not recognized by the laws of a jurisdiction applicable to any Credit or the customary trade practice of the industry to which a party to any Credit is a member, or, if the ISP is not applicable to any Credit for the foregoing reasons, the Uniform Customs and Practice for Documentary Credits ("UCP") in effect when the credit is issued,

       (ii) the law or published practice rules to which the Credit is subject,

       (iii) an applicable standard practice of banks that regularly issue letters of credit.

       (iv)   an   applicable   order,   ruling  or  regulation  of  any  court,
              arbitrator. or government agency.

       (v) a published statement or interpretation on a matter of applicable standard bank practice, or

       (vi) an opinion received from Issuers legal counsel on a matter of law or from an expert engaged by Issuer on a matter of practice,

(b) Honor of any presentation that substantially complies with the terms and conditions of the Credit, even if the Credit requires strict or literal compliance by the beneficiary,

(c) Honor of a nonnegotiable or informal or unmarked demand or of a demand by the beneficiary presented electronically, even if the Credit requires that the beneficiary's demand be in the form of a draft and states that it is drawn under the Credit,

(d) Honor of documents signed or presented by or on behalf of. or requesting payment to. the beneficiary's purported successor by operation of law,

(e) Honor of a presentation without regard to any nondocumentary condition(s) in the Credit,

(f) Honor or other recognition of a presentation or other demand that later is determined to have included forged or fraudulent documents or that was otherwise affected by the fraudulent. bad faith, or illegal conduct of the beneficiary or other person (excluding Issuers employees), including payment to a person who later is determined to have forged the signature of a beneficiary, nominated bank, or assignee of letter of credit proceeds.

(g) Honor of a presentation up to the amount available under the Credit against a draft or other documents claiming amount(s) in excess of the amount available,

(h) Reimbursement of a nominated person that does riot give value or that misrepresents the basis on which it claims reimbursement, or

(i) Dishonor of any presentation that does not strictly comply or that is fraudulent, forged, or otherwise not entitled to honor,

(j) Dishonor, authorized by Applicant, which occurs upon or during the continuance of an Event of Default (defined below), or for which Applicant is unwilling or unable to reimburse Issuer,

(k) Dishonor with discrepancies notified to the presenter as late as the close of the third banking day after the banking day on which Issuer receives a presentation, unless the Credit expressly provides for an accelerated response (a letter of credit does not expressly provide for an accelerated response if it incorporates the ISP or the UCP or otherwise provides for giving notice within a reasonable time or without delay after deciding to dishonor sooner), or

(l) retention of letter of credit proceeds based on a valid exercise of Issuers set-off rights or on an apparently-applicable attachment order, blocking regulation, or third-party claim notified to Issuer.

8.     BANK DISCRETION.

(a) Issuer may assume that any beneficiary or other presenter acts in good faith and that any presentation or other demand is nonfraudulent.

(b) Unless the Credit permits and Issuer specifically agrees. Issuer need not check the authenticity or authority of any purported beneficiary signature, even if in other transactions the beneficiary is a customer or its signature is otherwise known to Issuer.

(c) Issuer's agreement to use or use of, discretion in one or more instances shall not waive its right, with or without notice to Applicant, to use its discretion differently in other similar instances and shall riot establish a course of conduct on which Applicant may rely in any other instances under the Credit (or any other letter of credit).

9.     APPLICANTS RESPONSIBIUTY FOR LETTER OF CREDIT TEXT.

(a) Applicant is responsible for preparing or approving the text of the Credit as issued arid as received by the beneficiary. Issuer's recommendation or drafting of text or use or non-use or refusal to use text submitted by Applicant shall not affect Applicant's ultimate responsibility for the final text and its receipt by the beneficiary. For example. Applicant acknowledges and accepts responsibility for the following risks:

       (i) Applicant accepts the risk that the wrong person may obtain payment to the extent the Credit Incompletely Identifies the beneficiary, identifies more than one beneficiary, permits transfer of or succession to the beneficiary's rights, or does not require presentation of the original Credit or other unique document. (Issuer is not responsible for detecting forgery of a beneficiary's signature. Applicant is obligated to indemnify and reimburse Issuer for payments against forged as well as genuine presentations.)

       (ii) Applicant accepts the risk that a provision in the Credit will be ignored to the extent it requires Issuer to verify facts rather than examine documents or fails to identity the document(s) to which the provision applies. (Issuer is not responsible for enforcing nondocumentary conditions In the Credit.)

       (iii) Applicant accepts the risk that, to the extent the Credit provides for a response to a presentation on an accelerated (e.g., same or next banking day) basis, Issuer may honor a noncomplying presentation or be precluded from raising discrepancies although Issuer gives notice of dishonor stating discrepancies before the close of the three banking day period permitted by this Agreement. Applicant agrees the issuer could have avoided prejudice (whether payment or preclusion) had the Credit permitted response within the time ordinarily permitted under the UCC, any convention applicable to the Credit, or this Agreement.

       (iv) Applicant accepts the risk that the Credit will be Interpreted or applied other than as Applicant intended to the extent the Credit
              (I) permits presentation at a place other than the place of issuance, (II) permits application of laws or practice rules with which Applicant is unfamiliar, (iii) includes ambiguous. inconsistent, or impossible requirements, (iv) does not specify an expiry date, (v) does not identify Applicant, (vi) requires termination or reduction against a presentation made by Applicant rather than the beneficiary, or (vii) fails to incorporate appropriate letter of credit practice rules.

       (v) Applicant accepts the risk that Issuer may pay a demand for reimbursement, indemnification, or charges (apart from any demand for honor) where the Credit requests the beneficiary to issue its own undertaking or authorizes advice, confirmation or other action under the Credit and does not effectively limit Issuers or Applicant's obligations under all applicable law and practice rules.

       (vi) Applicant accepts the risk that the beneficiary may not issue or perform some requested undertaking and that Issuer may nonetheless honor the beneficiary's demands without regard to the beneficiary's compliance with those or any other nondocumentary conditions.

(b) Applicant Is responsible for making certain that the Credit is consistent with the underlying obligation, suitable for Applicant's purposes, and received by the beneficiary in time to permit the beneficiary and Applicant to review it and to request any desired amendments.

10.    APPLICANT NOTIFICATION OF OBJECTIONS/ RATIFICATION.

(a) Applicant agrees to notify Issuer of any objection Applicant may have to Issuer's issuance or amendment of the Credit, Issuers acceptance or rejection of a presentation under the Credit, or any other action or inaction taken or proposed to be taken by Issuer under or in connection with this Agreement or the Credit. Applicant must give Issuer notice of objection by expeditious means within three banking days after Applicant receives notice of the action or inaction Issuer has taken or proposed to take. For example, within three banking days after receiving a copy of the Credit or the originals or copies of documents presented under the Credit, Applicant must examine them, notify Issuer of any defect in the Credit as issued or of any discrepancy in any presentation to which Applicant objects, and specify each such defect or discrepancy, even if Issuer has indicated its satisfaction with the Issuance or presentation or Issuer's awareness of the defect or discrepancy.

(b) Applicant's failure to give timely and specific notice of objection shall waive Applicant's objection, authorize Issuer's action or Inaction, and absolutely preclude Applicant from raising the objection as a defense or claim against Issuer,

(c) Applicant's acceptance or retention of any documents presented under or in connection with the Credit (Including originals or copies of documents sent directly to Issuer) or of any property for which payment is supported by the Credit shall ratify Issuers honor of the documents and absolutely preclude Applicant from raising a defense or claim with respect to Issuers honor of the relevant presentation.

11. COLLATERAL SECURITY. As security for the prompt and unconditional payment of all obligations and liabilities of Applicant to Issuer and all of Issuer's claims against Applicant, whether arising or incurred under this Agreement or otherwise, whether now existing or hereafter incurred, and whether now or hereafter owing to or acquired in any manner by Issuer ("Obligations"), Applicant hereby grants to Issuer a first-priority security interest in Applicant's present and future rights in all of the following property:

(a) Applicant's property in Issuer's actual or constructive possession or in transit to Issuer or Issuers correspondents from or for Applicant, whether for collection or otherwise;

(b) deposits (general and special) and credits of Applicant with Issuer or any Compass Bank Affiliate (including, without limitation, any deposit made pursuant to Section 15 hereof), including items in safekeeping with Issuer's agent or bailee, and any claims by Applicant against Issuer at any time existing;

(c) additional property In which Applicant has conveyed a security interest to Issuer or which Applicant agrees to convey upon demand of Issuer, and

(d)    proceeds of any of the foregoing

(all of which, together with additions, accessions or substitutions, is hereafter collectively called the "Collateral") until such time as all the Obligations have been fully discharged. Applicant agrees to sign and/or deliver to Issuer, upon Issuers request, such security agreements, mortgages, deeds of trust, assignments. documents, instruments or financing statements as Issuer may require to perfect, register or record a security interest in any item of Collateral or to foreclose upon any such item and to reimburse issuer for all costs relating thereto.

Upon and during the  continuance  of any (i) Event of Default  (defined  below),
(ii) material adverse change in Applicant's business or financial condition or the Collateral, (iii) material change or threatened change in the direct or indirect ownership or control of Applicant or that segment of our business involved in the underlying transaction, (iv) injunction action, beneficiary wrongful dishonor action, or other event that threatens to extend or increase Issuer's contingent liability beyond the time, amount, or other limit provided in the Credit or this Agreement, Applicant must deposit with Issuer, on demand, cash amount(s) in the aggregate amount of the Obligations.

On receipt of the cash deposit, Issuer shall issue certificate(s) of deposit in Applicant's name to be held by Issuer as additional Collateral under the preceding paragraph. The maturity dates for the certificates of deposit shall be as agreed by the parties or, absent agreement, as determined in good faith by Issuer in light of the nature of the Obligations. Interest and all other terms shall be those then offered by Issuer for certificates of deposit of comparable amount and maturity.

For purposes of this Section 11, the term "Issuer" shall include Compass Bank and any Compass Bank affiliate.

12. DOCUMENT DELIVERY. This Agreement and any documents required under it may be transmitted by digital, electronic or other telecommunications so long as the same are authenticated as to the identity of the sender or source and whether the information has remained complete and unaltered.

13. COMPLIANCE WITH LAWS AND INSURANCE. Applicant agrees to comply with all applicable foreign and domestic laws and regulations with respect to the Goods.

14. POWER OF ATTORNEY. Applicant irrevocably appoints Issuer its attorney in fact to execute, in the name of Applicant, assignments, endorsements or other instrument or documents of any kind or description coming into the possession of Issuer under a Credit or Instructions of Applicant, to execute, file, register or record any document or instrument and to do such other acts as Applicant may be required to do hereunder. upon failure of Applicant to so act.

15.    EVENTS OF DEFAULT.

(a)    Each of the following is an Event of Default under this Agreement

       (i)    nonpayment when due of any of the Obligations,

       (ii) Applicant's failure to comply with or perform any provision of this Agreement or any security document referred to in Section 11,

       (iii)  Applicant's repudiation of this Agreement,

       (iv)   Applicant's   death.   incompetence,    dissolution.   insolvency,
              bankruptcy, or other similar condition or proceeding,

       (v) Any representation made by Applicant, whether in this Agreement or otherwise, to induce Issuer to issue any credit, is untrue or incorrect in any material respect.

(b) Upon the occurrence of any Event of Default, all of the Obligations shall, at Issuer's option and without notice or demand, mature and become immediately due and payable, with interest at a per annum rate four percentage points in excess of the Prime Rate as herein defined (provided such Interest rate does not exceed the maximum rate of interest which may be charged under applicable law) and Issuer may pursue any remedy available at law or in equity to secure, collect, enforce, or satisfy the Obligations.

(c) As to Obligations which are absolute but not then due, Issuer may, without demand or notice, declare them immediately due and payable, provided that in the case of accelerated Obligations to reimburse Issuer for an unmatured draft accepted or a deferred payment undertaking incurred, Issuer shall give credit to Applicant In the amount of the discount it would have given if Issuer had purchased such accepted draft or deferred payment undertaking from the holder.

(d) As to Obligations which are contingent and might not be made absolute by a drawing under the Credit within a reasonable period of time (not to exceed 90 days after the occurrence of an Event of Default), Applicant must, on demand, deliver additional Collateral or procure the beneficiary's release of the Credit by procuring another bank's substitute letter of credit or by other means.

(e) To the fullest extent permitted by law, Issuer may set off and apply all deposits (general or special, time or demand. provisional or final) and other credits as to which Issuer is a debtor and Applicant is creditor against all of the Obligations, without notice and without regard to the place or currency of payment or to the contingent, absolute, or matured status of such credits or of the Obligations. To the extent that Issuer honors a presentation for which it remains unpaid, Issuer may assert its rights of subrogation under applicable law, whether the honor satisfies all or only part of tie underlying obligation. Applicant must, on reasonable notice, cooperate with Issuer in its assertion of Applicant's rights against the beneficiary, the beneficiary's rights against Applicant, and any other rights that Issuer may have by subrogation or assignment.

(f) As to the Collateral, Issuer may exercise all remedies available under the Credit, security documents referred to In Section 11, or other applicable law, and Applicant must cooperate. Issuer may retain possession of the Collateral, or take possession, in which case Applicant must make the Collateral available to Issuer at any reasonably convenient time and place which Issuer designates. With regard to Collateral governed by UCC Article 9 or equivalent secured transactions law, any sale or other disposition or realization by issuer shall be deemed commercially reasonable, valid, and final if made or conducted after five
       (5) days prior written notification and in accordance with the usual practices of commercial bankers liquidating similar collateral at the place the Credit was issued or at the place where the Collateral is located. Applicant shall remain liable to Issuer for any deficiency of the net proceeds in meeting the Obligations. Applicant further agrees to reimburse Issuer for all expenses (Including attorney fees) incurred by Issuer in selling or otherwise realizing upon or attempting to sell or realize upon any item of Collateral.

16. INDEMNITY. Applicant agrees to indemnify Compass Bank and its Affiliates, their directors, officers, employees, attorneys, and agents against claims and liabilities (and related costs, including reasonable attorney's fees, expert witness fees, and other dispute resolution expenses) that arise out of or in connection with this Agreement or the Credit.

17. ARBITRATION. Issuer and Applicant agree that upon demand of either party, whether made before or after the institution of any legal proceeding, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, arising out of or related to this Agreement or the Credit. (including without limitation contract disputes and tort claims) shall be arbitrated pursuant to the Commercial Rules of the American Arbitration Association. Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Houston, Texas, or at any other place selected by mutual agreement of the parties. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Only one arbitrator is required unless the claim exceeds $1,000,000 n which case three arbitrators shall be appointed. Any arbitrator must be an attorney licensed to practice in the state in which the hearing takes place, and knowledgeable in the areas of commercial law and letters of credit, This arbitration provision shall not limit the right of any party during any dispute, claim or controversy to seek, use, and employ ancillary, provisional or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, or foreclosing upon the Collateral. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the
Collateral, shall also be arbitrated; provided. however, that no arbitrator shall have the power to enjoin or restrain any act of any party.

18. WAIVER. TO THE EXTENT THE PREVIOUS SECTION DOES NOT RESTRICT A PARTY'S ABILITY TO EMPLOY JUDICIAL REMEDIES, ISSUER, APPLICANT. CORRESPONDENT AND EACH GUARANTOR VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO A CREDIT, THIS APPLICATION AND/OR ANY DOCUMENT EVIDENCING AND/OR SECURING A CREDIT OR THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO ISSUER'S AGREEMENT TO ENTER INTO THIS AGREEMENT AND ISSUE CREDITS HEREUNDER.

19. LIMITATION OF INTEREST AND OTHER CHARGES. Applicant and Issuer intend to conform strictly to the applicable usury laws now or hereafter in force with respect to this Agreement. To such end:

(a) the aggregate of all interest and other charges constituting interest under such applicable usury laws and contracted for, chargeable or receivable under this Agreement shall never exceed the maximum amount of Interest, nor produce a rate in excess of the maximum contract rate of interest that Issuer is authorized to charge Applicant under applicable usury laws;

(b) if any excess interest is provided for, it shall be deemed a mistake, and the excess shall, at the option of Issuer, either be refunded to Applicant or credited on the unpaid principal balance of Issuer's reimbursement obligation, and this Agreement shall be automatically reformed to permit only the collection of the maximum legal amount of interest, and

(c) in determining the maximum amount of interest that Issuer may charge to Applicant, all interest shall be amortized, prorated. allocated and spread over the entire term of Applicant's reimbursement obligation (as extended, if applicable) to the full extent permitted by applicable usury laws. Reference herein to usury laws shall include any applicable federal or state usury statutes or laws from time to time in effect.

20. GUARANTORS. If this Agreement contains the signature of a Guarantor, each Guarantor agrees as follows:

(a) Each Guarantor, jointly and severally, guarantees payment of all of Applicant's Obligations hereunder in accordance with the terms and conditions hereof.

(b) Each Guarantor agrees that such Guarantor's guarantee of the Applicant's Obligations hereunder is absolute, unconditional and continuing, and no notice of the Issuance of any Credit need be given to such Guarantor. Such obligations shall be unconditional irrespective of the genuineness, validity or enforceability of the Obligations of Applicant under this Agreement or, to the fullest extent permitted by applicable law, any other circumstance that might otherwise constitute a legal or equitable discharge of a surety or guarantor.

(c) Each Guarantor waives any rights such Guarantor may have under. or any requirement Imposed by any statute or regulation that would otherwise require Issuer to proceed first against Applicant or Applicant's assets. Should Issuer seek to enforce the obligations of any Guarantor hereunder, each Guarantor hereby waives any requirement that issuer first enforce any rights and remedies against Applicant, against any other Guarantor or against any Collateral which may have been given to secure the Applicant's Obligations hereunder.

(d) Each Guarantor's obligations hereunder shall continue to be effective or be reinstated if at any lime any payment or deposit by or for the account of Applicant Is rescinded or must otherwise be returned by Issuer, including, without limitation, upon the Insolvency, bankruptcy or reorganization of Applicant, as if such payment or deposit had not been made.

(e) Each Guarantor authorizes Issuer and any correspondent, or either of them, without notice to such Guarantor and without affecting such Guarantor's liability hereunder, to rearrange. extend, amend, waive defaults in, compromise or release the Obligations of Applicant, any other Guarantor or any other person (other than such Guarantor), including extensions, amendments, increases or reductions in any Credit; provided, however, without the written consent of such Guarantor, no action referred to above shall have the effect of increasing the amount of Guarantor's obligations hereunder.

21. CORRESPONDENTS. By signing this Agreement at the place provided below, a correspondent bank ("Correspondent") may request that Issuer issue a Credit on Its behalf. If Issuer complies with such request by opening a Credit, Correspondent shall be subject to the terms of this Agreement and Correspondent and Applicant shall be jointly and severally liable to Issuer for all of Applicant's Obligations hereunder In accordance with the terms arid conditions hereof. Without limitation on the foregoing, Correspondent authorizes Issuer to debit Correspondent's account shown below or any other accounts Correspondent may have with Issuer or any Compass Bank Affiliate, for any and all amounts for which issuer Is or may become liable under this Agreement or any Credit, together with Issuer's commissions, charges and expenses hereunder. Applicant hereby agrees that In the event Correspondent satisfies all obligations to Issuer under this Agreement, Correspondent shall have rights, remedies, security interests and other liens as are provided herein to Issuer to the same effect.

22. NONWAIVER. Issuer shall have no duty to exercise any rights hereunder or otherwise with respect to any documents or instruments relative to a Credit and shall not be liable for any failure or delay in doing so. Issuer shall not be deemed to have waived any of its rights hereunder unless Issuer shall have signed such waiver in writing.

23. NOTICES. Any notice or demand to either party given by the other party shall be deemed to have been delivered when deposited in the mail or transmitted by a telegraph, telex or facsimile to the last address of such party which has previously been furnished to such other party. Applicant acknowledges and agrees that, at the discretion of Issuer, Issuer may accept and/or transmit notices and communications under the Application and this Agreement (including issuance of the Credit) by means of SWIFT, electronic mail, telex, twx, telecopy, telefax or computer generated telecommunications.

24.    MISCELLANEOUS.

(a) if this Agreement Is signed by more than one party, Applicant shall be deemed to refer to all of the undersigned, all Obligations of Applicant hereunder shall be joint and several and the liabilities of each shell be absolute and unconditional, regardless of the liability of any other party hereto.

(b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH. THE LAWS OF THE STATE OF NEW YORK. The provisions, definitions, Interpretations, and practices of the ISP or UCP, as applicable, are incorporated by reference as an aid to the Interpretation of this Agreement. To the extent permitted by applicable law, this Agreement shell prevail in case of conflict with the ISP, UCP or the UCC, and the ISP or UCP shall prevail in case of conflict between the ISP or UCP and the UCC.

(c) The invalidity or unenforceability of any provision or portion of title Agreement or any instrument, document, or agreement executed or made pursuant to or by virtue of this Agreement, shall not affect the validity or enforceability of any other provision or portion.

(d) This Agreement may only be amended upon the written consent of all the parties hereto.

(e) This Agreement confers no right or benefit upon any person other than the parties to this Agreement and their respective successors and assigns.

(f) Applicant agrees that In the event of any extension of the maturity or time for presentation of drafts, acceptances or documents, or any other modification of the terms of a Credit, or In the event of any increase in the amount of a Credit, this Agreement shall be binding upon Applicant with regard to the Credit so increased or otherwise modified, to drafts, documents and property covered thereby, and to any action taken by Issuer or any of Its correspondents in accordance with such extension, increase or other modification.

25. DURATION AND EFFECT OF AGREEMENT. This Agreement shall remain in full force and effect and shell apply with respect to every standby letter of credit Issued by Issuer at the request of Applicant prior to receipt by either party of notice of termination from the other party. Such notice of termination may be served by either party and shall be effective upon actual receipt except that the provisions of this Agreement shall continue to apply with respect to any Credit outstanding on the date of such notice of termination. This Agreement shall be binding upon Applicant, Its personal representatives, successors and assigns and shall inure to the benefit of Issuer, its successors and assigns. Issuer may grant participations in this Agreement and any Credit issued hereunder to one or more financial institutions.

26. EFFECT OF OTHER AGREEMENT. If Applicant Is a party to another financial agreement with Compass Bank or any Compass Sank Affiliates, and such other financial agreement provides for the Issuance of standby letters of credit on behalf of Applicant, then the provisions of this Agreement as they relate to letters of credit shell prevail over any inconsistent provisions of such other financial agreement.

27. COMPASS BANK AFFILIATES. Applicant hereby authorizes and consents to the issuance of Credits hereunder by any Compass Bank Affiliate acting at the direction of Compass Bank. In such event, once Compass Bank has funded draws under any such Credit, it shall have the right, remedies, security Interests and other liens provided herein to Issuer, and Applicant shall be obligated to make the payments due issuer herein as If Compass Bank had issued the Credit.

EXCEPT AS PROVIDED FOR HEREIN, THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER ANY MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

APPLICANT:

VIPER MOTORCYCLE COMPANY
================================================================================
Printed Name of Applicant

By: /s/ Garry Lowenthal
    ----------------------------------------------------------------------------
    Authorized Signature - Title  Garry Lowenthal CFO

By:
    ----------------------------------------------------------------------------
    Authorized Signature - Title

I/We authorize you to debit the payment and charges

Account Number:
                ----------------------------------------------------------------

ACKNOWLEDGED:

COMPASS BANK:

By: /s/ Mike Marmis
    ----------------------------------------------------------------------------
Name (Please Print):   V.P.   Relationship Manager
                     -----------------------------------------------------------

Compass Bank Affiliates:   Scottsdale P.C.S. Gainey Ranch
                         -------------------------------------------------------

Officer Name (Please Print:   Mike Marmis
                            ----------------------------------------------------

Officer Number:   414181
                ----------------------------------------------------------------

Officer's Cost Center:   4154L
                       ---------------------------------------------------------

Branch Name:   Gainey Ranch
             -------------------------------------------------------------------

Phone Number: (480) 596-2627
             -------------------------------------------------------------------

GUARANTOR:

David W. Palmlund III
--------------------------------------------------------------------------------
Name(s) & Address(es)

5323 Swiss Avenue, Dallas Tx 75216
--------------------------------------------------------------------------------

By:   /s/ David W. Palmlund III
    ----------------------------------------------------------------------------
      Authorized Signature - Title

By:
    ----------------------------------------------------------------------------
      Authorized Signature - Title




CORRESONDENT BANK:


================================================================================
Name of Correspondent Bank

By:
    ----------------------------------------------------------------------------
      Authorized Signature - Title

By:
    ----------------------------------------------------------------------------
      Authorized Signature - Title

Phone Number:
              ------------------------------------------------------------------

I/We authorize you to debit for payment and charges

Account Number:
                ----------------------------------------------------------------